SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010
Blonder Tongue Laboratories, Inc. (Exact Name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-14120 (Commission File Number)	52-1611421 (I.R.S. Employer Identification No.)
One Jake Brown Road, Old Bridge, New Jersey 08857 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (732) 679-4000
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Compensatory Arrangements of Certain Officers.

(e)           At the Blonder Tongue Laboratories, Inc. (the “Company”) 2010 Annual Meeting of Stockholders held on May 19, 2010, the Company’s stockholders approved an amendment to the Company’s 2005 Employee Equity Incentive Plan, as amended (the “Employee Plan”), increasing the number of shares of the Company’s common stock available thereunder by 500,000 shares.

A summary of the material terms of the Employee Plan appears on pages 17-20 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2010, in Proposal 2 under the heading “Summary Description of the 2005 Employee Equity Plan.”  Such summary is hereby incorporated by reference into this Item 5.02(e) and a copy of that summary is filed as Exhibit 99.1 hereto.  That summary and the description of the Employee Plan set forth above are qualified in their entirety by reference to the full text of the Employee Plan, which is filed herewith as Exhibit 99.2 and is hereby incorporated by reference into this Item 5.02(e).

Item 5.07                          Submission of Matters to a Vote of Security Holders.

The Company’s 2010 Annual Meeting of Stockholders (“2010 Annual Meeting”) was held on May 19, 2010.  On March 31, 2010, the record date for the Annual Meeting, 6,191,554 shares of the Company’s common stock were outstanding and entitled to one vote per share upon all matters submitted at the 2010 Annual Meeting.  At the 2010 Annual Meeting, Robert B. Mayer and James F. Williams were elected to serve as directors of the Company for three-year terms to expire at the 2013 annual meeting of shareholders. These directors were elected by the following votes:

DIRECTORS                                           FOR                      WITHHELD                      BROKER NON-VOTE
Robert B. Mayer                                4,096,368                      374,770                                1,292,021
James F. Williams                              3,827,466                      643,672                                1,292,021

The following proposals were also approved at the annual meeting:

Proposal 2: The stockholders approved a proposal to amend the 2005 Employee Equity Incentive Plan, as amended, to increase the number of shares of the Company’s common stock available for grant under the plan from 1,100,000 to 1,600,000.

  FOR                                    WITHHELD                                    ABSTAIN                               BROKER NON-VOTE
2,742,460                                    1,178,078                                      550,600                                  1,292,021

Proposal 3: The stockholders approved a proposal to amend the 2005 Director Equity Incentive Plan to increase the number of shares of the Company’s common stock available for grant under the plan from 200,000 to 400,000.

  FOR                                    WITHHELD                                    ABSTAIN                               BROKER NON-VOTE
2,758,110                                    1,162,328                                      550,700                                       1,292,021

Proposal 4: The stockholders approved a proposal to ratify the appointment of Marcum LLP, certified public accountants, as the Company’s independent registered public accountants for the year ending December 31, 2010.

  FOR                                    WITHHELD                                    ABSTAIN                               BROKER NON-VOTE
5,481,972                                      277,709                                       3,478                                       0

Item 9.01.  Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	The following exhibits are filed herewith:

Exhibit 99.1                           Summary of the 2005 Employee Equity Incentive Plan, as amended.

Exhibit 99.2                           2005 Employee Equity Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By: /s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

Date: May 24, 2010

EXHIBIT INDEX

Exhibit No.                                                      Description

Exhibit 99.1	Summary of the 2005 Employee Equity Incentive Plan, as amended.

Exhibit 99.2	Blonder Tongue Laboratories, Inc. 2005 Employee Equity Incentive Plan, as amended.